FORAFRIC MAROC

FORAFRIC MAROC INVESTOR PRESENTATION

JANUARY, 2022



FORAFRIC MAROC

EXECUTIVE SUMMARY

BUSINESS OVERVIEW

TRANSACTION SUMMARY

Disclaimer

This investor presentation ("Investor Presentation") is for information purpose and does not constitute an offer to sell, a solicitation of any offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Forafric Agro Holdings Limited ("FAHL"), Globis Acquisition Corp. ("Globis") or any of their affiliates. The Investor Presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination, as contemplated by the definitive Securities Purchase Agreement (as it may be amended, supplemented or otherwise modified from time to time, the "Business Combination Agreement"), by and among Globis, FAHL, and Lighthouse Capital Limited (the "Seller"). It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to the future performance. Neither Globis nor FAHL assume any obligation to update any information in this Investor Presentation, except as required by law.

Additional Information

In connection with the Business Combination, Globis Nevada, a wholly-owned subsidiary of Globis, has filed with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 (the "Registration Statement"), which includes a preliminary prospectus and preliminary proxy statement. Globis will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This material is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Globis will send to its stockholders in connection with the Business Combination. Investors and security holders of Globis are advised to read the proxy statement/prospectus, and any amendments thereto and other documents filed with the SEC, in connection with Globis' solicitation of proxies for its meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/final prospectus will be mailed to stockholders of Globis as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Globis Acquisition Corp., 7100 W. Camino Real, Suite 302-48, Boca Raton, Florida.

Participants in the Solicitation

Globis, the Seller, FAHL and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Globis' stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Globis' directors and officers in Globis' filings with the SEC, including the Registration Statement to be filed with the SEC by Globis, which will include the proxy statement of Globis for the Business Combination, and such information and names of FAHL's managers and executive officers will also be in the Registration Statement to be filed with the SEC by Globis, which will include the proxy statement of Globis for the Business Combination.

Disclaimer (Cont'd)

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Globis, the Seller and FAHL, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts.

These statements are based on the current expectations of Globis' management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Globis and Seller. These statements are subject to a number of risks and uncertainties regarding Globis' businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Globis or FAHL for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Globis and FAHL; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Globis' stockholders; the inability to obtain or maintain the listing of the post-acquisition company's securities on The Nasdaq Stock Market LLC following the Business Combination; costs related to the Business Combination; and those factors discussed in Globis' final prospectus relating to its initial public offering, dated December 10, 2020, and other filings with the SEC. There may be additional risks that Globis presently does not know or that Globis currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Globis' expectations, plans or forecasts of future events and views as of the date of this communication. Globis anticipates that subsequent events and developments will cause Globis' assessments to change. However, while Globis may elect to update these forward-looking statements at some point in the future, Globis specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Globis' assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Industry and Market Data

Information contained in this presentation concerning the market and the industry in which FAHL competes, including its market position, general expectations of market opportunity and market size, is based on information from various third-party sources, on assumptions made by FAHL based on such sources and FAHL's knowledge of the markets for its services and solutions.

Executive Summary

Transaction Summary

FORAFRIC MAROC

Transaction Overview

- Globis Acquisition Corp. (Ticker: GLAQ) has entered into an agreement to combine with Forafric, a leading Agri Commodity business in Morocco, to become the first African agribusiness company and first Moroccan based company to list on a U.S. exchange.
- The transaction is expected to provide Forafric with ~**$130mn** pro-forma cash (assuming no redemptions) to fuel growth in Forafric's regional and continental distribution, contributing to food security in Africa
- Transaction expected to close in Q1 2022

Valuation

- Implies a ~**$300mn** post-merger enterprise value
- **0.9x** 2022E Revenue / **9.1x** 2022E Adj. EBITDA

Earnout Incentive Structure

- **Seller Earnout of 2.0mn shares:**

(A) **0.5mn** shares if 2022 Adj. EBITDA ≥ $27mn

(B) **0.5mn** shares if 2023 Adj. EBITDA ≥ $33mn

(C) **1.0mn** shares if during 2024, share price ≥ $16.50 for any 20/30 trading days

Food Security in Africa

The expected population growth in Africa, coupled with the rapid urbanization rate have made securing nutritional needs a top priority of African governments

Population Growth in Africa (Billion People)



2.5
1.3
2020
2050

- Africa is the second most populous continent in the world, and according to UN forecasts, Africa's population growth will see a 90% increase by 2050
- North Africa to account for 15% of the continent's population by 2050 vs. the current 18%
- Downward trend is due to a explosion in population growth in sub-Saharan Africa
- Nigeria, Africa's most populous country, is expected to hold this position until 2050

Urbanization Level in Africa (Million People in Cities)



1,500.0
588.0
2020
2050

- Africa's urban population is expected to reach 1.5bn by 2050, contributing to trends in greater processed products and less self-consumption
- The continent's urbanization rate, the highest in the world, can lead to economic growth, transformation, and poverty reduction.

Source: FAO, United Nations, and Worldbank

Providing Solutions in Global Food Security

The Covid 19 pandemic has highlighted the weaknesses of global food supply chains and the need for governments to have self sufficiency's

Governments are increasingly investing and supporting local food production and processing to meet the growing needs of feeding their local population and maintaining political stability

Forafric, is a key player in the food security initiatives across Africa through its strong presence in the agricultural value chain



Building a Pan-African Leader

FORAFRIC MAROC

- Forafric Group is the leading Agri Commodity business in Morocco with a large industrial, logistical, and commercial footprint
- Forafric Group is the result of the merger of Forafric and TRIA, a leading brand in the Fast-Moving Consumer Goods (FMCG) space in Morocco
- Forafric to continue its rapid organic growth through regional acquisition and expansion



REGIONAL MOROCCAN MARKET CONSOLIDATION

Opportunities to consolidate smaller competitors in Morocco increasing scale and efficiencies



PAN-AFRICAN EXPANSION

- Improve production efficiencies through economies of scale and logistical synergies
- Improve performance through technology, management, and governance
- Meet increasing food security initiatives and requirements

Business Overview

Forafric Group Overview

FORAFRIC MAROC

Forafric controls every step of production, ending with a consumer brand at every home

FORAFRIC

STORAGE	MILLING	SECONDARY PROCESSING
Total storage capacity of 250 kT.	**Flour production** Capacity: **1 700 T/d** **Semolina production** Capacity: **500 T/d**	**Pasta & Couscous production**

Brands Portfolio





A large portfolio of semi-finished and finished products through two strong brands, Tria and MayMouna, attractive consumer packaged goods

Couscous and pasta



Common Wheat



Durum wheat



Common wheat



Durum wheat



Business Highlights

FORAFRIC MAROC

An Exceptional Business and Solid Foundation for Growth

Consolidated Revenues [(1)]
$236mn

Distribution
+45 Countries

Employees
750 Staff Members

History
A Century of History

Million
Regional Market Leadership

Pasta/Couscous
Production

Production Sites
7 Production Units

Storage Capacity
250,000 Tons

Wheat Crushing Capacity
2,200 Tons/Day

Notes:
(1) 09/30/2021 Trailing Twelve Months

Substantial Morocco Operations

FORAFRIC MAROC

Integration of TRIA and Forafric covers the entire production value chain

- TRIA — FINALOG, Ain Sebaa (Storage)
- TRIA — TRIA AS, Ain Sebaa (Flour production)
- TRIA — TRIA HS, Had Soualem (Flour production)
- TRIA — Arzak, Bouskoura (Pasta & couscous production)



Casablanca Region
Safi
Essaouira
Marrakech

- GSM, Ain Sebaa (Semolina production) — MayMouna
- GSS & Maymouna Grain, SAFI (Storage, Semolina production) — MayMouna
- GMT, Marrakech (Flour production) — MayMouna
- GME, Essaouira (Flour production) — MayMouna

STORAGE | FLOUR PRODUCTION | SEMOLINA PRODUCTION | PASTA & COUSCOUS PRODUCTION

Experienced Management Team and Board

Forafric Holding (Gibraltar) Board of Directors

CHAIRMAN (GROUP)
SAÂD BENDIDI

- Mr. Bendidi has served as the Chairman of FAHL since March 2018. He is the chairman and a partner of Mediterrania Capital Partners, private equity fund since October 2013. Mr. Bendidi was the CEO of Saham Group, from December 2013 to October 2017. Prior to Saham, Mr. Bendidi served as the chairman and CEO of ONA (now Al Mada) from January 2005 to April 2008.
- Mr. Bendidi holds a master's degree in engineering from Ecole centrale de Paris, a master's degree in political science from Innovation & Economic Prosperity Universities (IEP), and a master's degree of Business Administration from Hautes Études Commerciales (HEC).

CFO (GROUP)
JULIEN BENITAH

- Mr. Benitah has served as Chief Financial Officer of FAHL since March 2020. Mr. Benitah has been CFO of Forafric Maroc from Marsh 2018 and M&A Director from October 2015. Mr Benitah was also the COO of Ycap Asset Management (now Homa Capital), from January 2016 to October 2017. Prior to Homa Capital, Mr. Benitah served as Partner and COO of Smart Equity from January 2011 to September 2015.
- Mr. Benitah holds a master's degree in Management from the EM Lyon.

CEO (FORAFRIC MAROC)
MUSAPHA JAMALEDDINE

- Mr. Jamaleddine has served as the CEO of Forafric Maroc since March 2018. Mr. Jamaleddine was the Vice president of Forafric Maroc from March 2016 to March 2018 and the CEO of Tria Group, from March 2011 to February 2020.
- Mr. Jamaleddine holds a master's degree in Engineering from the Ecole Nationale Des Travaux Publics De L'Etat (ENTPE).

CTO
MUSTAPHA GHAZALI

- Mr. Ghazali has served as the CTO of Forafric Maroc since June 2018. Mr Ghazali was a plant manager at TRIA Group from January 2013 to May 2018, later, Mr Ghazali served as the Technical Director from March 1996 to December 2012.
- Mr Ghazali was educated at University of Economics of Casablanca, and he holds a degree from the National School of Milling and Cereal Industries in Casablanca and Paris.

Group VP Business Development
OURY MARCIANO

- Mr. Marciano has served as VP Business Development of FAHL since July 2016. Mr. Marciano was an analyst from June 2009 to December 2011 at Societe Generale Corporate and Investment Banking both in New York and Paris. He managed his own real estate acquisitions business in New York from January 2012 to June 2016.
- Mr. Marciano holds a master's degree in Banking Finance and Insurance from Dauphine University in Paris, and he received an M.A. in International Economics and Finance from Brandeis University in Massachusetts.

Organic Growth Strategic Drivers



Forafric covers the entire production value chain and is well positioned to increase its market share in Morocco.

1 Production Costs Optimization

- High quality
- Diverse
- Competitive Pricing

2 Storage Optimization

- Secure infrastructure
- Optimal financing
- Flexibility (buy/lease)

3 Strategic Location

- Optimal logistics
- Near supply and demand nodes

Pan-African Expansion Through Strategic Acquisitions

FORAFRIC MAROC



MDS Mali

MDS Burkina Faso

MDS Niger

+150 employees

500 T/day milling capacity

+40 K Tons wheat flour sold in 2019

THREE SUB-SAHARAN ACQUISITIONS COMPLETED IN 2021

Presence in three countries with **Strong local brands**, leveraging on its **local roots.**

Enables us to obtain a **strategic footprint** in west Africa.

1. Moulins du Sahel Mali S.A. (“MDS Mali”)
2. Moulin du Sahel Burkina (“MDS Burkina”)
3. GMT Niger

Transaction Summary

Transaction Overview

($mn, unless otherwise stated)

Illustrative Sources & Uses (1)

Sources	Amount
Cash Held in SPAC Trust (2)	$117.3
PIPE Investment (3)	$18.1
FAHL Bonds (4)	$12.0
Total Sources	**$147.4**

Uses	Amount
Cash to Balance Sheet	$129.6
Cash to Selling Shareholders	$12.1
Assumed Transaction Expenses	$5.8
Total Uses	**$147.4**

Pro Forma Valuation

Particulars	Amount
Share Price ($)	$10.50
Pro Forma Shares Outstanding (mn) (5)(6)	34.6
Pro Forma Equity Value	**$363.2**
(+) PF Debt (7)	$86.0
(-) PF Cash (8)	$149.6
Pro Forma Enterprise Value	**$299.6**

Pro Forma EV/ Revenue	Multiple
2022E	0.9x
Pro Forma EV/ Adj. EBITDA	**Multiple**
2022E	9.1x

Pro Forma Ownership At Close



FAHL Bond Holders and Conv. Loans 7.8%
Underwriter Shares 1.2%
Globis Sponsor 9.1%
Forafric 43.7%
Globis Public 33.2%
PIPE Investors 5.0%

Notes:

(1) Assumes no redemptions from Globis Trust Account.
(2) Cash from original public shareholders; assumes no redemptions and based on per share redemption price of $10.20
(3) Reflects the sale of 1.7mn PIPE shares at $10.50 per share
(4) Reflects proceeds received from the FAHL Bond investors
(5) Includes 15.1mn existing shareholder rollover shares, 11.5mn GLAQ public shares, 3.1mn GLAQ founder shares, 0.4mn underwriter shares, 1.7mn PIPE shares, the conversion of the $12mn in FAHL Bonds into 1.3mn shares, and the conversion of the $15.2mn in FAHL stockholder loans into 1.4mn shares
(6) Not giving into effect private and public warrants striking at $11.50/share
(7) Pro-forma debt excludes Wheat Credit Facilities
(8) Includes $20.0mn of existing cash on balance sheet

Figures are calculated based on 09/30/2021 financials

Transaction Valued at Significant Discount to Peer Groups

FORAFRIC MAROC

EV / EBITDA 2022E


FORAFRIC
26% Discount to Total Median
Sector Comparisons
Total Median 2022E: 12.3x
9.1x
7.1x
11.9x
16.7x
Forafric
Agribusiness (1)
Diversified Food (2)
Snacks / Confectionary (3)

EV / Revenue 2022E


FORAFRIC
56% Discount to Total Median
Sector Comparisons
Total Median 2022E: 2.1x
0.9x
1.2x
2.3x
2.7x
Forafric
Agribusiness (1)
Diversified Food (2)
Snacks / Confectionary (3)

Notes:
(1) Median sector multiple; Sector includes: ADM, MOS, BG, DAR, AGRO, ANDE, and SANW
(2) Median sector multiple; Sector includes: GIS, HRL, MKC, K, CAG, CPB, SJM, POST, LANC, THS, and BGS
(3) Median sector multiple; Sector includes: MDLZ, HSY, FLO, SMPL, JJSF, UTZ, TWNK, and JBSS
Source: Forafric management projections, CapIQ, FactSet, and company filings as of 12/15/2021

Operational Benchmarking

REVENUE CAGR 2020 – 2024E


Sector Comparisons
FORAFRIC
30.9%
Forafric
Total Median: 4.3%
6.9%
1.7%
5.0%
Agribusiness (1)
Diversified Food (2)
Snacks / Confectionary (3)

EBITDA CAGR 2020 – 2024E


Sector Comparisons
FORAFRIC
41.0%
Forafric
Total Median: 6.4%
19.2%
1.8%
7.9%
Agribusiness (1)
Diversified Food (2)
Snacks / Confectionary (3)

Notes:
(1) Median sector CAGR; Sector includes: ADM, MOS, BG, DAR, AGRO, ANDE, and SANW
(2) Median sector CAGR; Sector includes: GIS, HRL, MKC, K, CAG, CPB, SJM, POST, LANC, THS, and BGS
(3) Median sector CAGR; Sector includes: MDLZ, HSY, FLO, SMPL, JJSF, UTZ, TWNK, and JBSS
Source: Forafric management projections, CapIQ, FactSet, and company filings as of 12/15/2021

Summary Risk Factors

Summary of Risk Factors

The occurrence of one or more of the following events or circumstances described in the section titled "*Risk Factors*," alone or in combination with other events or circumstances, may materially adversely affect our business, financial condition and operating results. Such risks include, but are not limited to:

Risks Relating to FAHL's Business and New Forafric Following the Business Combination:

- Severe adverse weather conditions may also result in crop failures or significantly reduced harvests, and increase the cost of raw materials, extensive property damage, extended business interruption, personal injuries and other loss and damage to FAHL's business.
- FAHL's business may be adversely affected by fluctuations in agricultural commodity and other raw material prices, transportation costs, energy prices, interest rates and foreign currency exchange rates.
- FAHL's business may be adversely affected if it is unable to obtain sufficient quality raw materials.
- FAHL's business is currently dependent upon a single supplier, which is an affiliate of the Seller, to obtain substantially all of its raw materials.
- The COVID-19 pandemic could have a material adverse impact on FAHL's business, results of operations and financial condition.
- FAHL's business may be adversely affected by disruptions in its distribution and logistical systems.
- FAHL's business is vulnerable to the effects of supply and demand imbalances in the flour milling industry.
- FAHL's business is subject to global and regional economic downturns and related risks.
- FAHL's business is subject to economic, political and other risks of doing business globally and in emerging markets.
- FAHL's business is subject to industry and other risks that could adversely affect our reputation and financial results, including, without limitation, spoilage, contamination, tampering or other adulteration of products, product liability claims and recalls and government regulation regarding matters such as food and feed safety, nutritional standards and genetically modified organism, and shifts in customer and consumer preferences.
- FAHL may be subject to significant liability that is not covered by insurance.
- A natural disaster, economic depression or other adverse events affecting Morocco where most of FAHL's facilities and customers are located could adversely affect FAHL's business.

Summary Risk Factors (Cont'd)

- Legal claims, government investigations or other regulatory enforcement actions could subject FAHL to civil and criminal penalties.
- Litigation or legal proceedings could expose FAHL to significant liabilities and have a negative impact on FAHL's reputation or business.
- FAHL's business is subject to risks related to our ability to retain existing customers, attract new customers, expand product offerings, and increase processed volumes and revenue from both new and existing customers.
- FAHL's business is subject to risks related to growth, including, without limitation, its ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives.
- FAHL's business is subject to risks related government regulation, including, without limitation, taxes, tariffs, duties, subsidies, import and export restrictions on agricultural commodities and commodity products and energy policies (including biofuels mandates), and obtaining necessary government permits and certifications.
- FAHL's business face significant competition in each of FAHL's businesses and FAHL has numerous competitors, some of which are larger and have greater financial resources than New Forafric will have after the Business Combination is effected.
- FAHL's business is subject to risks related to data security and its ability to protect its intellectual property.
- FAHL's business requires significant amounts of capital to operate our business and fund capital expenditures and if New Forafric in unable to generate sufficient cash flows or raise sufficient external financing to fund these activities and working capital after the Business Combination, New Forafric's operations and growth may be adversely affected.
- Severe adverse weather conditions may also result in crop failures or significantly reduced harvests, and increase the cost of raw materials, extensive property damage, extended business interruption, personal injuries and other loss and damage to FAHL's business.
- FAHL's business may be adversely affected by fluctuations in agricultural commodity and other raw material prices, transportation costs, energy prices, interest rates and foreign currency exchange rates.
- FAHL's business may be adversely affected if it is unable to obtain sufficient quality raw materials.
- FAHL's business is currently dependent upon a single supplier, which is an affiliate of the Seller, to obtain substantially all of its raw materials.
- The COVID-19 pandemic could have a material adverse impact on FAHL's business, results of operations and financial condition.
- FAHL's business may be adversely affected by disruptions in its distribution and logistical systems.

Summary Risk Factors (Cont'd)

- FAHL's business is vulnerable to the effects of supply and demand imbalances in the flour milling industry.
- FAHL's business is subject to global and regional economic downturns and related risks.
- FAHL's business is subject to economic, political and other risks of doing business globally and in emerging markets.
- FAHL's business is subject to industry and other risks that could adversely affect our reputation and financial results, including, without limitation, spoilage, contamination, tampering or other adulteration of products, product liability claims and recalls and government regulation regarding matters such as food and feed safety, nutritional standards and genetically modified organism, and shifts in customer and consumer preferences.
- FAHL may be subject to significant liability that is not covered by insurance.
- A natural disaster, economic depression or other adverse events affecting Morocco where most of FAHL's facilities and customers are located could adversely affect FAHL's business.
- Legal claims, government investigations or other regulatory enforcement actions could subject FAHL to civil and criminal penalties.
- Litigation or legal proceedings could expose FAHL to significant liabilities and have a negative impact on FAHL's reputation or business.
- FAHL's business is subject to risks related to our ability to retain existing customers, attract new customers, expand product offerings, and increase processed volumes and revenue from both new and existing customers.
- FAHL's business is subject to risks related to growth, including, without limitation, its ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives.
- FAHL's business is subject to risks related government regulation, including, without limitation, taxes, tariffs, duties, subsidies, import and export restrictions on agricultural commodities and commodity products and energy policies (including biofuels mandates), and obtaining necessary government permits and certifications.
- FAHL's business face significant competition in each of FAHL's businesses and FAHL has numerous competitors, some of which are larger and have greater financial resources than New Forafric will have after the Business Combination is effected.
- FAHL's business is subject to risks related to data security and its ability to protect its intellectual property.
- FAHL's business requires significant amounts of capital to operate our business and fund capital expenditures and if New Forafric in unable to generate sufficient cash flows or raise sufficient external financing to fund these activities and working capital after the Business Combination, New Forafric's operations and growth may be adversely affected.